UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On May 31, 2013, Meritor, Inc. (the “Company”) completed the offering and sale of $275 million aggregate principal amount of the Company’s 6-3/4% Notes due 2021 (the “Securities”), including related guarantees by certain subsidiaries of the Company (the “Guarantees”), in an underwritten public offering.

     The Securities were offered and sold by the Company pursuant to its Registration Statement on Form S-3 (Registration Statement No. 333-179405) filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 7, 2012, as amended on November 16, 2012 and November 21, 2012 and declared effective by the SEC on November 29, 2012 (the “Registration Statement”), as supplemented by the prospectus supplement filed with the SEC on May 29, 2013 (the “Prospectus Supplement”).

     The Securities were issued pursuant to an indenture, dated as of April 1, 1998 (the “Original Indenture”), as supplemented by the First Supplemental Indenture dated as of July 7, 2000, the Second Supplemental Indenture dated as of July 6, 2004, the Third Supplemental Indenture dated as of June 23, 2006, the Fourth Supplemental Indenture dated as of March 3, 2010, the Fifth Supplemental Indenture dated as of May 23, 2013 and the Sixth Supplemental Indenture entered into as of the date hereof (the “Sixth Supplemental Indenture”) (collectively, the “Supplemental Indentures” and, together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee (the “Trustee”). The Company entered into the Sixth Supplemental Indenture in connection with the issuance and sale of the Securities. The Indenture contains covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default. The Sixth Supplemental Indenture contains a covenant that requires the Company to satisfy certain conditions in order to make certain restricted payments to holders of certain of its equity interests, including the Company’s common stock, in respect of such equity interests.

     The Securities will mature on June 15, 2021 and bear interest at a fixed rate of 6-3/4% per annum. The Company will pay interest on the Securities from May 31, 2013 semi-annually, in arrears, on June 15 and December 15 of each year, beginning December 15, 2013. The Securities will constitute senior unsecured obligations of the Company and will rank equally in right of payment with its existing and future senior unsecured indebtedness, and effectively junior to its existing and future secured indebtedness to the extent of the security therefor.

     The Securities provide that, prior to June 15, 2016, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed, plus (ii) the applicable premium as of the redemption date on the Securities to be redeemed, plus (iii) accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on, or prior to, the redemption date) on the Securities to be redeemed. For purposes of such calculation, the “applicable premium” means, with respect to a Security at any redemption date, the greater of (i) 1.0% of the principal amount of such Security and (ii) the excess of (A) the present value at such redemption date of (1) 105.063% of the principal amount of such Security plus (2) all remaining required interest payments due on such Security through June 15, 2016 (excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the treasury rate plus 50 basis points, over (B) 100% of the principal amount of such Security.

     The Securities provide that, on or after June 15, 2016, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed, if redeemed during the 12-month period beginning on June 15 of the years indicated below:

Year	Redemption Price
2016	105.063%
2017	103.375%
2018	101.688%
2019 and thereafter	100.000%

     The Securities provide that, prior to June 15, 2016, the Company may redeem, at its option, from time to time, up to 35% of the aggregate principal amount of the Securities to be issued on May 31, 2013 with the net cash proceeds of one or more public sales of the Company’s common stock at a redemption price equal to 106.75% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed so long as at least 65% of the aggregate principal amount of Securities originally issued on May 31, 2013 remains outstanding after each such redemption and notice of any such redemption is mailed within 90 days of any such sale of common stock.

     If a Change of Control (as defined in the Sixth Supplemental Indenture) occurs, unless the Company has exercised its right to redeem the Securities, each holder of Securities may require the Company to repurchase some or all of such holder’s Securities at a purchase price equal to 101% of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the payment date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the payment date) on the Securities to be repurchased.

     The Securities are guaranteed on a senior unsecured basis by each of the Company’s subsidiaries from time to time guaranteeing its senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility (other than one subsidiary that currently has minimal assets, which the Company plans to dissolve after obtaining all required approvals) (collectively, the “Guarantors”). The Guarantees will remain in effect until the earlier to occur of payment in full of the Securities or termination or release of the applicable corresponding guarantee under the Company’s senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility. The guarantees will rank equally with existing and future senior unsecured indebtedness of the Guarantors and will be effectively subordinated to all of the existing and future secured indebtedness of the Guarantors, to the extent of the value of the assets securing such indebtedness.

     The above description of certain terms and conditions of the Sixth Supplemental Indenture is qualified by reference to the full text of the Sixth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4 and is incorporated by reference herein

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

     In connection with the offering and sale of the Securities, including the related Guarantees, the Company is filing as Exhibits 5.1 through 5.10 hereto opinions of counsel with respect to the Securities and the Guarantees. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4	Sixth Supplemental Indenture, dated as of May 31, 2013, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

5.4	Opinion of Paget-Brown.

5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

5.6	Opinion of Advokatfirman Törngren Magnell KB.

5.7	Opinion of AKD Prinsen Van Wijmen N.V.

5.8	Opinion of Baker & McKenzie Luxembourg.

5.9	Opinion of Shoosmiths.

5.10	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1)

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2)

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3)

23.4	Consent of Paget-Brown (contained in Exhibit 5.4)

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5)

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6)

23.7	Consent of AKD Prinsen Van Wijmen N.V. (contained in Exhibit 5.7)

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8)

23.9	Consent of Shoosmiths (contained in Exhibit 5.9)

23.10	Consent of Lionel Sawyer & Collins (contained in Exhibit 5.10)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: May 31, 2013	By:	/s/ Vernon G. Baker, II
Name: Vernon G. Baker, II
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4	Sixth Supplemental Indenture, dated as of May 31, 2013, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

5.4	Opinion of Paget-Brown.

5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

5.6	Opinion of Advokatfirman Törngren Magnell KB.

5.7	Opinion of AKD Prinsen Van Wijmen N.V.

5.8	Opinion of Baker & McKenzie Luxembourg.

5.9	Opinion of Shoosmiths.

5.10	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1)

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2)

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3)

23.4	Consent of Paget-Brown (contained in Exhibit 5.4)

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5)

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6)

23.7	Consent of AKD Prinsen Van Wijmen N.V. (contained in Exhibit 5.7)

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8)

23.9	Consent of Shoosmiths (contained in Exhibit 5.9)